January 22, 2007

The Fallen Angels Value Fund

The Fallen Angels Income Fund

Supplement to Prospectus Dated September 22, 2006

The following information supplements the section of the Prospectus titled “Portfolio Management” that begins on page 15 of the Prospectus:

Richard Lehmann has been added as a portfolio manager of the Fallen Angels Income Fund.  Mr. Lehmann joined AMM as a portfolio manager in January of 2007 and serves on the Investment Committee.  Mr. Lehmann has been President of Richard Lehmann & Associates, Inc., an investment advisor registered that manages over $30 million in assets, since 19xx.  He has been actively involved in fixed income investing and corporate bond defaults since 1976.  Mr. Lehmann is also President of Income Securities Advisor Inc. (ISA) which publishes the Forbes/Lehmann Income Securities Newsletter.  In addition, he publishes the ETF Investor Newsletter, the Distressed Debt Securities Newsletter, and a fixed income investing column for Forbes magazine.  Mr. Lehmann holds a B.S. from the University of Richmond, an MBA from Columbia University and is a CPA.

This Supplement, and the Prospectus dated September 22, 2006, provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated January 8, 2007, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-888-999-1395.

AMERICAN MONEY MANAGEMENT FUNDS

FALLEN ANGELS VALUE FUND

FALLEN ANGELS INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

January 22, 2007

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus for the Fallen Angels Value Fund and the Fallen Angels Income Fund dated September 22, 2006.  A copy of the Prospectus can be obtained at no charge by writing the transfer agent, Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, or by calling 1-866-663-8023.  The Funds' prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS

Page

Description of the Trust and the Funds

3

Additional Information About the Funds' Investments

4

Investment Strategies and Risks

4

Investment Restrictions

23

Management of the Funds

25

Code of Ethics

27

Distribution Plan

28

Control Persons and Principal Holders of Securities

28

Control Persons

28

Management Ownership

29

Investment Advisory and Other Services

29

Investment Adviser

29

Custodian

33

Fund Services

33

Independent Registered Public Accounting Firm

33

Brokerage Allocation and Other Practices

33

Disclosure of Portfolio Holdings

34

Determination of Share Price

35

Redemption In-Kind

36

Tax Consequences

36

Proxy Voting Policies and Procedures

37

Financial Statements

39

DESCRIPTION OF THE TRUST AND FUND

The Fallen Angels Value Fund and the Fallen Angels Income Fund (each a "Fund" and collectively, the “Funds”) were organized as diversified series of American Money Management Funds (the “Trust”) on June 20, 2006 and commenced operations on September 22, 2006, 2006.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Funds are the only series currently authorized by the Trustees. The investment adviser to the Funds is American Money Management, LLC (the “Adviser”).

The Funds do not issue share certificates.  All shares are held in non-certificated form registered on the books of the Funds and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Funds have equal voting rights and liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of a Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of each Funds' assets, see “How to Buy Shares – Purchasing Shares” and "Valuing the Fund's Assets" in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Risk/Return Summary in the Prospectus.  Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

Each Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

Each Fund may invest their assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses each Fund would incur for the purchase of securities of any other type of issuer in the secondary market. Each Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if each Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by each Fund will ever decrease. In fact, it is possible that this market discount may increase and each Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of each Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by each Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by each Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. Each Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fallen Angels Income Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Each Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of a Fund will fluctuate.  Securities in a Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

Each Fund may invest in a range of exchange-traded funds ("ETFs").  ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 50 and streetTRACKS.  Additionally, the Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM ("S&P 500 Index").  SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.  The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShares are managed by Barclays Global Investors, N.A. ("Barlcays").  They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Lehman Brothers U.S. Aggregate Index and the Lehman 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index.  Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Lehman Brothers' bond index.  ETFS (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above.  Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see "Investments in Other Investment Companies" below.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which each Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund's Adviser believes it is in the Fund's interest to do so.  A Fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by the Portfolio in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Funds believe that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent a Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Securities

Foreign securities are considered for purchase only if they are trading in domestic markets through an American Depositary Receipt (ADR). Purchases of foreign equity securities entail certain risks.   For example, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.   In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

The Funds may engage in futures transactions for hedging purposes only.  This means that a Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as a Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of a Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although a Fund may believe that the use of such contracts will benefit the Fund, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the   rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of a Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•

Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and

•

Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if a Fund "covers" a long position. For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, a Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund's operations.  Accordingly, neither Fund is not subject to registration or regulation as a commodity pool operator.

Illiquid and Restricted Securities

The Funds may invest up to 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. Each Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. Each Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Funds’ Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of each Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Funds may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

Each Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. Each Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and each Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, a Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, a Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

Mortgage-Backed Securities.

The Fallen Angels Income Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.  The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.   Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.   Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance  serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities.

The Fallen Angels Income Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolios and to generate income or gain for the Funds.  The ability of each Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  Each Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Each Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by a Fund (and involved in the options) on each Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of  liquid debt obligations equal to the market value of the option, marked to market daily.  When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When a Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, a Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. A Fund maintains the segregated account so long as it is obligated as the seller. The obligation of a Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  A Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. A Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although a Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon a Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

Each Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  A Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of a Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit a Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

A Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  Each Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, a Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, a Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to a Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to a Fund.

Repurchase Agreements

Each Fund may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.  However, each Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which each Fund engages in repurchase transactions.  Each Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

Each Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, a Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  A Fund retains record ownership of the securities and the right to receive interest and principal payments.  Each Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, a Fund could experience both delays in repurchasing the portfolio securities and losses.  Each Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by a Fund under the Investment Company Act of 1940, as amended.  At the time a Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest).  Each Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to a Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Royalty Trusts

Each Fund may invest in royalty trusts.  Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows.  Royalty trusts buy the right to royalties on the production and sales of a natural resource company.  Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital.  Examples of royalty trusts include BP Prudhoe Bay Royalty Trust, Cross Timbers Royalty Trust and Williams Coal Seam Gas Royalty Trust.  The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, could be volatile.  For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts.  In addition, natural resources are depleting assets.  Eventually, the income-producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions.  The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust.  Generally, higher yielding trusts have less time until depletion of proven reserves.

Short Sales

Each Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which a Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  A Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which a Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, a Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  A Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until a Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit a Fund's potential loss on a short sale, which is unlimited.

A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses a Fund may be required to pay in connection with the short sale.   There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

STRIPS.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Fallen Angles Income Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Time Deposits and Variable Rate Notes

Each Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which each Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit each Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between each Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between each Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fallen Angels Income Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to a Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fallen Angels Income Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, each Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  Each Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  Each Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  Each Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  Each Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  Each Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  A Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  Each Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  Each Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  Each Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUNDS

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of September 1, 2006, the Funds are the only series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of each Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1966	Trustee	Indefinite/ August 2006- present	Product Manager, Supplypro (2000-2001) (industrial supply); Consultant, Pyxis (2/2002-4/2002) (medical equipment)	2	None
Ingram S. Chodorow Placontrol, Inc. 12760 High Bluff Drive Suite 210 San Diego, CA 92130 Year of Birth: 1939	Trustee	Indefinite/ August 2006 - present	President/CEO, Placontrol, Inc. (1973-present) (manufacturing and marketing dental flossers); CEO, Redfield Corp. (1987-2002) (manufacturing and marketing medical devices); CEO/President, Technalytics, Inc. (1969-present) (medical patents licensing)	2	None
Linda J. Rock 1946 Zapo St. Del Mar, CA 92014 Year of Birth: 1957	Trustee	Indefinite/ August 2006 – present	Marketing Consultant, self-employed (1990-present); Director/Vice President, Del Mar Village Association (2002-present; President 2005-2006) (non-profit)	2	None
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1961	Trustee	Indefinite/ August 2006 – present	President/CEO, Bottomline Marketing (2001-present) (marketing); Senior Vice President, Marketing and Product Management, Hasbro, Inc. (Wizards of the Coast), (media/entertainment); (2002-2003); CEO, iGrapevine, ideaEdge Ventures (2001-2002) (marketing)	2	None

1The "Fund Complex" consists of American Money Management Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1950	President and Trustee	Indefinite/ Trustee June 2006 – present; President August 2006 – present.	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present); Director, Monterey Financial (1994-present) (Finance Company); General Partner, SWM LLP (2005-present) (Hedge Fund)	2	None
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1976	Treasurer	Indefinite/ August 2006 – present.

Chief Investment Officer, American Money Management (2001 to present); Chief Executive Officer, Ad-Pad, Inc. (marketing and promotional products firm) (1999 to 2001); General Partner, SWM LLC (6/2005-present)

				NA	NA
Joseph D. Dang P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1977	Secretary and Chief Compliance Officer	Indefinite/ Secretary June 2006 – present; CCO August 2006 – present.

Counsel and Chief Compliance Officer, American Money Management, LLC (2005 to present); Financial Analyst/Financial Planner, Ayco (financial planning subsidiary of Goldman Sachs) (2004 to 2005); Contract Attorney (2003; 4/2005-7/2005); University of San Diego School of Law (1999 to 2002)

				NA	NA

1 Gabriel B. Wisdom is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Funds' investment adviser.

2The "Fund Complex" consists of American Money Management Funds.

The Trust’s audit committee consists of Miro Copic, Ingram Chodorow, Kelly Huang and Linda Rock.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Funds, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Funds' independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.

As of September 1, 2006, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee or Officer	Dollar Range of Securities In The AAM Fallen Angels Fund	Dollar Range of Securities in the Fallen Angels Income Fund	Aggregate Dollar Range of Securities In Trust
Miro Copic	$0	$0	$0
Ingram Chodorow	$0	$0	$0
Kelly Huang	$0	$0	$0
Lind Rock	$0	$0	$0
Gabriel B. Wisdom	$10,001 to $50,000	$10,001 to $50,000	$50,001 to $100,000

The following table describes the compensation to be paid to the Trustees for the Trust’s fiscal period ending July 31, 2006.  Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Funds.

Name	Aggregate Compensation from the Fallen Angels Value Fund[1]	Aggregate Compensation from the Fallen Angels Income Fund	Total Compensation from Trust[2]
Miro Copic	$2,000	$2,000	$2,000
Ingram Chodorow	$2,000	$2,000	$2,000
Kelly Huang	$2,000	$2,000	$2,000
Lind Rock	$2,000	$2,000	$2,000
Gabriel B. Wisdom	$0	$0	$0

1 Each non-interested Trustee receives $2,000 per quarterly meeting attended.

2The Trust is comprised of the Fallen Angels Value Fund and the Fallen Angels Income Fund.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940, as amended and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Funds, the Funds and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Funds and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Funds.

DISTRIBUTION PLAN

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Funds to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by each Fund is 0.25% of its average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Funds, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Funds; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Funds; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Funds for recipients other than existing shareholders of the Funds; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance each Fund’s ability to expand distribution of shares of each Fund. It is also anticipated that an increase in the size of each Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist each Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of each Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of September 1, 2006, 100% of the outstanding shares of the Funds were owned by Gabriel B. Wisdom, P.O. Box 675203, 14249 Rancho Santa Fe Farms Road, Rancho Santa Fe, CA 92067.

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  After the public offering commences, it is anticipated that Mr. Wisdom will no longer control the Funds.

Management Ownership

As of September 1, 2006, all officers and trustees as a group beneficially owned 100% of the outstanding shares of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The trustees selected American Money Management, LLC as the investment adviser to the Funds.  Gabriel B. Wisdom owns more than 50% of the Adviser and acts as its Chief Executive Officer and Managing Director.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with each Fund’s investment objective and policies.  As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

The Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of a Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Mr. Wisdom and Michael J. Moore are the portfolio managers responsible for the day-to-day management of the Funds.  Richard Lehmann, who joined AMM on January 1, 2007, is also a portfolio manager responsible for the day-to-day management of the Fallen Angels Income Fund.

As of September 25, 2006, Mr. Wisdom also is responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	$0	none	$0
Other Pooled Investment Vehicles	1	$2,400,000	1	$2,400,000
Other Accounts	886	$115,200,000	2	$566,000

As of September 25, 2006, Mr. Moore is also responsible for managing the following other types of accounts.

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	$0	none	$0
Other Pooled Investment Vehicles	1	$2,400,000	1	$2,400,000
Other Accounts	886	$115,200,000	2	$566,000

As of January 16, 2007, Mr. Lehmann is also responsible for managing the following other types of accounts.

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	$0	none	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	29	$33,350,000	0	$0

The Adviser has not identified any material conflicts between the Funds and other accounts managed by Mr. Wisdom, Mr. Moore or Mr. Lehmann.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as either of the Funds, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Mr. Wisdom's, Mr. Moore's or Mr. Lehmann’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Funds.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.  The Adviser publishes a newsletter that discusses the perceived value of various stocks.  The Adviser has adopted a policy that prohibits discussion of a security in the newsletter if the Adviser is currently considering the purchase or sale of such security by either Fund.

Mr. Lehmann is President of a separate investment adviser, Richard Lehmann Associates, Inc., and also publishes a newsletter and a column in Forbes magazine discussing income securities.  The same policy prohibiting discussion of a security in the newsletter if the Adviser is currently considering purchase or sale of such security by either fund also applies to Mr. Lehmann’s publications.

Mr. Moore receives a salary that is determined annually by negotiation.  Both Mr. Moore and Mr. Wisdom are owners of the Adviser and therefore participate in Adviser's profits based on their respective ownership interests.  They also participate in the Adviser's 401K program on the same terms as the other employees of the Adviser.  Mr. Lehmann receives a salary that is tied to the total net assets of the Fallen Angels Value Fund.

The following table shows the dollar range of equity securities beneficially owned by Mr. Wisdom and Mr. Moore in the Funds as of September 25, 2006.

Name of Portfolio Manager	Dollar Range of Equity Securities in the AAM Fallen Angels Fund	Dollar Range of Equity Securities in the Fallen Angels Income Fund
Gabriel B. Wisdom	$50,0001 to $100,000	$50,0001 to $100,000
Michael J. Moore	None	None

The following table shows the dollar range of equity securities beneficially owned by Mr. Lehmann in the Funds as of January 16, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in the AAM Fallen Angels Fund	Dollar Range of Equity Securities in the Fallen Angels Income Fund
Richard Lehmann	None	None

Pursuant to an Administration Agreement between the Adviser and the Trust, the Adviser has been retained to provide certain management support and administrative oversight services to the Funds in exchange for the payment of an administrative fee by each Fund equal to an annual rate of 0.25% of each Fund's average daily net assets. The Adviser provides the Funds with general office facilities and oversees the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust's fund accounting agent, transfer agent and custodian, including: (i) the updating of corporate organizational documents, and the negotiation of contracts and fees with, and the monitoring and coordination of performance and billings of, the Trust's custodian and other independent contractors and agents; (ii) the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, and semi-annual and annual reports to shareholders; (iii) reviewing, (including coordinating the preparing of, but not preparing) tax returns; (iv) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and preparation of notices, proxy statements and minutes of meetings of shareholders of the Trust or of one or more of the funds; (v) the maintenance of books and records of the Trust; (vi) telephone coverage to respond to shareholder inquiries; (vii) the provision of monitoring reports and assistance regarding compliance with federal securities and tax laws including compliance with the Investment Company Act of 1940, as amended and Subchapter M of the Internal Revenue Code of 1986, as amended; (viii) the dissemination of yield and other performance information to newspapers and tracking services, (ix) the preparation of annual renewals for fidelity bond and errors and omissions insurance coverage, (x) the development of a budget for the Trust, the establishment of rate of expense accruals and the arrangement of the payment of all fixed and management expenses and (xi) the determination of each Fund's net asset value and the provision of all other fund accounting services to the Fund.  The Adviser also provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust.  Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser or its affiliates.

Custodian

U.S. Bank, 425 Walnut Street, Cincinnati. Ohio 45202, serves as the Funds' custodian ("Custodian").  The Custodian acts as each Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund's request and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, acts as the transfer agent ("Transfer Agent") for the Funds.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  MSS receives an annual fee from the Trust of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides each Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant ("Fund Accounting Agent"), MSS receives an annual fee from the Trust based on the average value of each Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

The Trust will receive a discount ranging from 10-60% depending on the net assets of each Trust until the Trust reaches $10 million in assets.

Independent Registered Public Accounting Firm

The firm of Sanville & Co. Certified Public Accountants, 1514 Old York Road, Abington, PA 19001, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending July 31, 2006.  Sanville & Co. will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund's portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell each Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to a Fund.  Although research services and other information are useful to a Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When a Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Funds may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Funds.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly [and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Funds currently do not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund.   The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds.   The Funds disclose portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about each Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of each Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Funds or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Funds' Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Funds believe, based upon its size and history, that these are reasonable procedures to protect the confidentiality of each Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund's net asset value, each Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

Each Fund intends to qualify under Subchapter M of the Internal Revenue Code.  Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, a Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of a Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of a Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause a Fund to be considered a personal holding company subject to normal corporate income taxes.  A Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.   Any subsequent dividend distribution of a Fund's earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on "qualifying dividends" to 15% (5% for those in 10% or 15% income tax bracket). A Fund may invest in companies that pay "qualifying dividends."  Investors in the Funds may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Funds.

Tax Distribution: Each Fund's distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Funds, may be subject to federal income tax payable by shareholders. All income realized by the Funds including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Federal Withholding: The Funds are required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Funds that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds' to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of each Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser’s (or sub-adviser’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

•

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•

approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

•

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•

shareholder rights plans. - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

•

Other investment companies. - when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-866-663-8023.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-866-663-8023. and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

FALLEN ANGELS VALUE FUND AND FALLEN ANGELS INCOME FUND

BOTH A SERIES OF AMERICAN MONEY MANAGEMENT FUNDS

Statements of Assets and Liabilities

August 28, 2006

Sanville & Company CERTIFIED PUBLIC ACCOUNTANTS
ROBERT F. SANVILLE, CPA MICHAEL T. BARANOWSKY, CPA JOHN P. TOWNSEND, CPA	1514 OLD YORK ROAD ABINGTON, PA 19001 (215) 884-8460 • (215) 884-8686 FAX	MEMBERS OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
140 EAST 45TH STREET NEW YORK, NY 10017 (212) 661-3115 • (646) 227-0268 FAX

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees

  Of Fallen Angels Value Fund and Fallen Angels Income Fund

  Both a Series of American Money Management Funds

We have audited the accompanying statements of assets and liabilities of Fallen Angels Value Fund and Fallen Angels Income Fund, (“the “Funds”) both a series of American Money Management Funds (the “Trust”) as of August 28, 2006.  These statements of assets and liabilities are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of Fallen Angels Value Fund and Fallen Angels Income Fund, both a series of American Money Management Funds, as of August 28, 2006, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
August 28, 2006

FALLEN ANGELS VALUE FUND AND FALLEN ANGELS INCOME FUND
BOTH A SERIES OF AMERICAN MONEY MANAGEMENT FUNDS
Statements of Assets and Liabilities
August 28, 2006

ASSETS
Cash, at custodian bank	$50,000	$50,000

LIABILITIES	-	-

Net Assets	$50,000	$50,000

Net Assets Consist Of:
Shares of beneficial interest, unlimited authorized shares
5,000 shares issued and outstanding for each fund	$50,000	$50,000

Net Assets	$50,000	$50,000

Net asset value per share (based on shares of beneficial
interest issued and outstanding)	$10.00	$10.00

The accompanying notes are an integral part of these financial statements.

FALLEN ANGELS VALUE FUND AND FALLEN ANGELS INCOME FUND

BOTH A SERIES OF AMERICAN MONEY MANAGEMENT FUNDS

Notes to Financial Statements

August 28, 2006

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Fallen Angels Value Fund and the Fallen Angels Income Fund (each a “Fund” and collectively, the “Funds” are a diversified series of American Money Management Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on June 20, 2006.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds are the only series currently authorized by the Trustees.

The Fallen Angels Value Fund’s investment objective is to seek long-term capital appreciation. The Fund’s principal investment strategy is to invest in a portfolio of equity securities that includes common stocks, preferred stocks, convertible securities, and warrants to buy common stocks.  The Fund may also invest in shares of closed-end investment companies, as well as exchange traded funds (ETFs).  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts (“ADRs”) or by investing in investment companies and ETFs that hold foreign securities or ADRs. The Fund has had no operations to date other than matters relating to its organizational matters and the sale of  5,000 shares of beneficial interest to its shareholder, who is affiliated with the Fund’s advisor, American Money Management, LLC (the “Advisor”), as indicated below:

Name	Relationship	Value Shares Purchased	Shares Purchased

Gabriel B. Wisdom	President of the Advisor and the Trust.	$ 50,000	5,000

          The Fallen Angels Income Fund’s investment objective is to seek high current income with the potential for capital appreciation. The Fund’s principal investment strategy is to invest in a portfolio of debt and equity securities that includes dividend paying common stocks, preferred stocks, closed-end income funds, royalty trusts, convertible securities, warrants to buy common stocks and U.S. government securities.  The Fund may also invest in shares of closed-end investment companies, as well as exchange traded funds (ETFs).  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts (“ADRs”) or by investing in investment companies and ETFs that hold foreign securities or ADRs. The Fund has had no operations to date other than matters relating to its organizational matters and the sale of  5,000 shares of beneficial interest to its shareholder, who is affiliated with the Advisor as indicated below:

FALLEN ANGELS VALUE FUND AND FALLEN ANGELS INCOME FUND

BOTH A SERIES OF AMERICAN MONEY MANAGEMENT FUNDS

Notes to Financial Statements (Continued)

August 28, 2006

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Name	Relationship	Value Shares Purchased	Shares Purchased

Gabriel B. Wisdom	President of the Advisor and the Trust.	$ 50,000	5,000

Security Valuations: Each Fund’s assets are generally are valued at their market value using market quotations. If market prices are not available or, in the advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value a Fund’s assets at their fair value in accordance with policies approved by the Funds’ Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Option writing: When either Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Repurchase agreements. In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Financial futures contracts: Each Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain

FALLEN ANGELS VALUE FUND AND FALLEN ANGELS INCOME FUND

BOTH A SERIES OF AMERICAN MONEY MANAGEMENT FUNDS

Notes to Financial Statements (Continued)

August 28, 2006

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Short sales: The Funds may sell a security that they do not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes:

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders:  Each Fund typically will distribute substantially all of its net investment income in the form of dividends and capital gains to its shareholders. The Fallen Angels Value Fund will distribute dividends and capital gains annually, and expects that distributions will consist primarily of capital gains. The Fallen Angels Income Fund will distribute dividends quarterly and capital gains annually, and expects that distributions will consist primarily of ordinary income. Distributions will be recorded on ex-dividend date.

Other:  The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

FALLEN ANGELS VALUE FUND AND FALLEN ANGELS INCOME FUND

BOTH A SERIES OF AMERICAN MONEY MANAGEMENT FUNDS

Notes to Financial Statements (Continued)

August 28, 2006

2.

MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Trust has a management agreement (the “Management Agreement”) with American Money Management Funds, LLC (the “Advisor”) to furnish investment advisory and management services to the Funds.  Under the management agreement, each Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% per Fund.

The Trust also has an administration agreement with the Advisor to furnish sponsorship, administrative and supervisory services as may from time to time be reasonably requested by the Trust and in general to provide supervision of the overall operations of the Trust. Under this agreement; each Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of .25% per Fund.

3.

ORGANIZATIONAL EXPENSES

The Advisor has agreed to absorb all initial organizational expenses of the Funds.